

First Quarter 2015 Results

April 21, 2015

SYNOVUS
the bank of here

Forward-looking statements and use of non-GAAP financial measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) statements on credit trends and key credit metrics; (2) future loan and deposit growth and deposit ratios; (3) future net interest margin; (4) future non-interest income; (5) adjusted non-interest expense levels and the impact of our ongoing investments in talent and technology, efficiency initiatives and further cost savings; (6) expectations on our effective tax rate and deferred tax asset; (7) our strategy for future growth; and (8) our assumptions underlying these expectations . Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted non-interest income; adjusted non-interest expense; adjusted pre-tax, pre-credit costs income; the ratio of adjusted pre-tax, pre-credit costs income to risk weighted assets; average core deposits; average core deposits excluding average state, county, and municipal deposits; average non-interest bearing DDAs excluding average state, county, and municipal non-interest DDAs; average money market deposits excluding average state, county, and municipal money market deposits; Tier 1 common equity ratio; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are total non-interest income; total non-interest expense; income before income taxes; the ratio of net income to average total assets; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Adjusted pre-tax, pre-credit costs income and adjusted pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits; average core deposits excluding state, county, and municipal deposits; average non-interest bearing DDAs excluding average state, county, and municipal non-interest DDAs; and average money market deposits excluding average state, county, and municipal money market deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

1Q15 Highlights

- Net income available to common shareholders of $51.4 million or $0.38 per diluted common share
  - Diluted EPS increased 15.2% vs. 1Q14
- Adjusted pre-tax, pre-credit costs income(1) of $101.0 million increased $1.4 million or 1.4% vs. 4Q14 and $4.5 million or 4.7% vs. 1Q14
- Credit quality trends remained favorable
  - NPAs down 5.8% vs. 4Q14
  - NCO ratio of 0.23%, down 8 b.p.s vs. 4Q14
- Total average loans grew $254.1 million or 4.9%(4) vs. 4Q14 and $1.03 billion or 5.1% vs. 1Q14
  - Total loans grew $8.5 million sequentially and 4.7% vs. 1Q14
- Average core deposits(1) grew $286.6 million or 5.9%(4) vs. 4Q14 and $529.8 million or 2.7% vs. 1Q14
- Common stock repurchases since October 2014(5): $160.0 million or 6.0 million shares, reducing total share count by 4.3%
- Book value per common share of $21.69, up 4.9% vs. 1Q14
- Basel III CET1 ratio of 10.78%(6)

(in thousands, except per share data)	1Q15	4Q14	1Q14
Net interest income	$203,263	$207,455	$200,514
Adjusted non-interest income(1)	65,129	64,549	63,062
Adjusted non-interest expense(1)	167,367	172,413	167,060
Adjusted pre-tax, pre-credit costs income(1)	101,025	99,591	96,516
Investment securities gains, net	725	-	1,331
Credit costs(2)	15,670	16,406	17,639
Restructuring charges	(107)	3,484	8,577
Visa indemnification charges	375	310	396
Litigation settlement expenses	-	463	-
Gain on sale of Memphis branches, net(3)	-	-	5,789
Income before taxes	85,812	78,928	77,024
Income tax expense	31,849	25,757	28,608
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	$51,404	$50,612	$45,857
Net income per diluted common share	$0.38	$0.37	$0.33
Average diluted common shares	135,744	137,831	139,504

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net
(3) Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(4) Annualized
(5) Total repurchases since October 2014 (inception of stock repurchase program) through April 20, 2015
(6) Preliminary

Expect loan growth in the mid single-digits for 2015


Total loans
(dollars in billions)
$20.16
$20.46
$20.59
$21.10
$21.11
(in millions)
1Q14
2Q14
3Q14
4Q14
1Q15
Sequential quarter total loan growth:
$101.2
$296.8
$132.8
$509.1
$8.5

- Total loans grew $8.5 million vs. 4Q14 and $947.2 million or 4.7% vs. a year ago
  - Total average loans grew $254.1 million or 4.9% annualized vs. 4Q14 and $1.03 billion or 5.1% vs. 1Q14
  - C&I loans grew $33.8 million vs. 4Q14 and $346.6 million or 3.5% vs. 1Q14
- Experienced growth in specialty lines including senior housing, equipment finance, medical office, corporate real estate, and consumer mortgage
- Total classified and criticized loans declined by $85.8 million vs. 4Q14
- Loan pipeline strengthened during the quarter
- Continue to expect loan growth in the mid single-digits for 2015

Average core deposits[1] grew $286.6 million or 5.9%[2]



(dollars in billions)
Average Core Deposits(1)
$21
$14
$7
$0
$19.49
2.37
3.20
3.44
5.63
4.85
$19.46
2.27
3.02
3.51
5.64
5.02
$19.44
2.05
3.04
3.51
5.67
5.17
$19.73
2.18
3.03
3.55
5.65
5.32
$20.02
2.23
3.09
3.54
5.79
5.37
1Q14
2Q14
3Q14
4Q14
1Q15
Non-interest Bearing
Money Market
NOW/Savings
Time
SCM

- Average core deposits[1] increased $286.6 million or 5.9%[2] vs. 4Q14 and $529.8 million or 2.7% vs. 1Q14
- Average core deposits excluding state, county, and municipal (SCM) deposits[3] grew $247.1 million or 5.7%[2] vs. 4Q14 and $670.7 million or 3.9% vs. 1Q14
  - Average non-interest bearing DDAs[3] up 4.5%[2] vs. 4Q14 and 10.8% vs. 1Q14, average money market deposits[3] up 10.1%[2] vs. 4Q14 and 2.9% vs. 1Q14
- Total average deposits of $21.62 billion increased $279.0 million or 5.3%[2] vs. 4Q14 and $889.8 million or 4.3% vs. 1Q14

[1] Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.
[2] Annualized
[3] Non-GAAP financial measure; see appendix.

Net interest income and net interest margin

(dollars in millions)



$200.5
$207.5
$203.3
3.39%
3.34%
3.28%
1Q14
4Q14
1Q15
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

Change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+200	7.3%
+100	4.6%

* as compared to unchanged rates (for the next 12 months)

- Net interest income decreased by $4.2 million vs. 4Q14 due to lower day count
- NIM of 3.28%, down 6 b.p.s vs. 4Q14
  - Yield on earning assets of 3.73%, down 5 b.p.s from 4Q14
    - Increased balances at the Fed contributed 3 b.p.s of the decline
    - Yield on loans decreased 3 b.p.s to 4.19%
  - Effective cost of funds of 0.45%, up 1 b.p. from 4Q14
- Expect further downward pressure on NIM in 2Q15 due to loan yield pressure and timing of liquidity deployment
- Positioned to benefit from potential increase in short-term rates

Non-interest income reflects higher mortgage volume and SBA gains

- 1Q15 adjusted non-interest income[(1)] was $65.1 million, up 0.9% vs. 4Q14 and 3.3% vs. 1Q14
  - Mortgage banking income increased $1.6 million or 32.5% vs. 4Q14, driven by 18.6% increase in production
  - FMS revenues[(2)] of $20.3 million increased $690 thousand or 3.5% sequentially, driven by $363 thousand or 5.3% increase in brokerage revenue
  - Core banking fees[(3)] of $31.5 million, down $1.5 million or 4.6% from 4Q14, driven by seasonality
  - Gains from sale of SBA loans of $1.5 million, up $829 thousand from 4Q14

(in thousands)	1Q15	1Q15 vs. 4Q14 % Change	1Q15 vs. 1Q14 % Change
Service charges on deposit accounts	$19,134	(5.7%)	(0.4%)
Fiduciary and asset management fees	11,571	(1.0)	4.9
Brokerage revenue	7,251	5.3	16.7
Mortgage banking income	6,484	32.5	84.7
Bankcard fees	8,077	(5.4)	7.4
Investment securities gains, net	725	nm	nm
Other fee income	5,245	13.2	7.9
Other non-interest income	7,367	(3.3)	(31.2)
Total non-interest income	$65,854	2.0%	(6.2%)
Adjusted non-interest income[(1)]	**$65,129**	**0.9%**	**3.3%**

(1) Non-GAAP financial measure; see appendix.
(2) Consist primarily of fiduciary and asset management fees and brokerage revenue.
(3) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges.

Continued progress on expense management

(dollars in millions)


$184.2
$167.1
$182.2
$169.5
$193.7
$166.8
$184.9
$172.4
$178.9
$167.4
Total Non-interest Expense
Adjusted Non-interest Expense*
1Q14
2Q14
3Q14
4Q14
1Q15
Headcount: 4,646 4,640 4,563 4,511 4,469

- Adjusted 1Q15 non-interest expense* was $167.4 million, down $5.0 million or 2.9% vs. 4Q14
  - Employment expense of $96.5 million, up $4.4 million vs. 4Q14 driven by seasonally higher employment taxes
    - Headcount down 3.8% vs. a year ago reflecting continued implementation of efficiency initiatives
  - Advertising expense of $3.4 million, down $4.7 million vs. 4Q14
  - Professional fees of $5.6 million, down $2.4 million vs. 4Q14
  - FDIC insurance and other regulatory fees of $7.0 million, down $1.2 million vs. 4Q14

* Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in credit quality


(dollars in millions)
Total NPLs(1)
$450
$300
$150
$0
1.91%
$384
1.27%
$260
1.18%
$242
0.94%
$198
0.92%
$194
1Q14
2Q14
3Q14
4Q14
1Q15
vs. 4Q14 vs. 1Q14
ORE ↓12% ↓32%
NPAs ↓6% ↓46%
NPL inflows ↓31% ↓27%


Credit Costs(2)
$20
$13
$7
$0
$17.6
8.1
9.5
$16.9
4.6
12.3
$15.7
11.9
3.8
$16.4
8.2
8.2
$15.7
11.3
4.4
1Q14
2Q14
3Q14
4Q14
1Q15
Provision for Loan Losses
Other Credit Costs


Net Charge-offs(3)
$40
$27
$13
$0
0.30%
$15
0.69%
$35
0.24%
$12
0.31%
$16
0.23%
$12
1Q14
2Q14(4)
3Q14
4Q14
1Q15


Total Past Dues > 30 Days
$85
$57
$28
$0
0.37%
$75
0.30%
$60
0.35%
$73
0.24%
$51
0.27%
$57
1Q14
2Q14
3Q14
4Q14
1Q15

(1) Excludes impaired loans held-for-sale
(2) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(3) As a % of average total loans, annualized
(4) Increase in 2Q14 net charge-offs is due to significant reduction in NPLs which were fully reserved

Strong capital ratios

	1Q14	4Q14	1Q15
Common equity Tier 1 ratio	N/A	N/A	**10.78** (1)(2)
Tier 1 common equity ratio	10.24	10.28	**N/A** (1)(3)
Tier 1 capital ratio	10.85	10.86	**10.78** (1)(2)
Total risk-based capital ratio	13.31	12.75	**12.64** (1)(2)
Leverage ratio	9.46	9.67	**9.65** (1)(2)
Tangible common equity ratio(3)	10.78 %	10.69	**10.43**

- 1Q15 capital ratios include impact of $59.1 million common stock repurchase
- 4Q14 capital ratios include impact of $88.1 million common stock repurchase
- 1Q15 Basel III common equity Tier 1 (CET1) ratio on a fully phased-in basis estimated at 10.12%(2)

(1) 1Q15 ratios are Basel III transitional, and ratios prior to 1Q15 were based on Basel I rules.
(2) Preliminary
(3) Non-GAAP financial measure; see appendix.

Appendix

Capital management - share repurchase

- $250 million common stock repurchase program announced in October 2014
  - October 2014 - entered into accelerated share repurchase (ASR) agreement to purchase $75 million of Synovus common stock
    - Repurchased 2.5 million shares upon execution of ASR agreement in 4Q14
    - Repurchased 392 thousand additional shares upon completion of the ASR agreement on January 13, 2015
    - In total, the average purchase price pursuant to the ASR was $25.84 per share
  - Since October 2014 through April 20th, 2015, completed additional repurchases of common stock through open market transactions totaling 3.1 million* shares at an average price of $27.02 per share.
  - As of April 20th, 2015, $90 million in remaining repurchase authority pursuant to repurchase program

* 504 thousand shares were purchased in 4Q14, 2.2 million shares were repurchased in 1Q15, and 462 thousand shares have been repurchased during 2Q15.

Non-interest Income

(dollars in thousands)	1Q15	4Q14	1Q14	1Q15 vs. 4Q14 % Change	1Q15 vs. 1Q14 % Change
Service charges on deposit accounts	$19,133	$20,287	$19,214	(5.7%)	(0.4%)
Fiduciary and asset management fees	11,571	11,690	11,033	(1.0)	4.9
Brokerage revenue	7,251	6,887	6,213	5.3	16.7
Mortgage banking income	6,484	4,895	3,511	32.5	84.7
Bankcard fees	8,077	8,536	7,518	(5.4)	7.4
Investment securities gains, net	725	-	1,331	nm	(45.5)
Other fee income	5,246	4,635	4,863	13.2	7.9
Other non-interest income	7,367	7,619	10,710	(3.3)	(31.2)
Gain on sale of Memphis branches, net[1]	-	-	5,789	-	nm
Total non-interest income	**$65,854**	**$64,549**	**$70,182**	**2.0%**	**(6.2%)**
Adjusted non-interest income[2]	**$65,129**	**$64,549**	**$63,062**	**0.9%**	**3.3%**

(1) Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One
Bank, a division of Synovus Bank.

(2) Non-GAAP financial measure

nm - not meaningful

Non-interest Expense

(dollars in thousands)	1Q15	4Q14	1Q14	1Q15 vs. 4Q14 % Change	1Q15 vs. 1Q14 % Change
Salaries and other personnel expense	$96,488	$92,049	$93,445	4.8%	3.3%
Net occupancy and equipment expense	26,172	26,370	26,056	(0.8)	0.4
FDIC insurance and other regulatory fees	6,957	8,262	9,719	(15.8)	(28.4)
Foreclosed real estate expense, net	9,496	6,502	5,681	46.0	67.2
Other credit costs	1,777	1,711	2,447	3.9	(27.4)
Professional fees	5,594	8,013	7,677	(30.2)	(27.1)
Third-party processing expense	10,343	10,437	10,097	(0.9)	2.4
Restructuring charges	(107)	3,484	8,577	(103.1)	nm
Visa indemnification charges	375	310	396	21.0	(5.3)
Litigation settlement expenses[(1)]	-	463	-	nm	-
Advertising expense	3,443	8,102	2,477	(57.5)	39.0
Other operating expenses	18,370	19,180	17,589	(4.2)	4.4
Total non-interest expense	**$178,908**	**$184,883**	**$184,161**	**(3.2%)**	**(2.9%)**
Adjusted non-interest expense[(2)]	**$167,367**	**$172,413**	**$167,060**	**(2.9%)**	**0.2%**

[(1)] Amounts consists of litigation settlement expenses with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.

[(2)] Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.

nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in thousands)



$96,516
$98,941
$103,494
$99,591
$101,025
1Q14
2Q14
3Q14
4Q14
1Q15

1Q15 vs. 4Q14 Key Drivers
(in millions)
-net interest income ↓$4.2
-adjusted non-interest income[1] ↑$0.6
-adjusted non-interest expense[1] ↓$5.0

	1Q14	2Q14	3Q14	4Q14	1Q15
Income before income taxes	$77,024	$73,950	$72,656	$78,928	$85,812
Add: Provision for losses on loans	9,511	12,284	3,843	8,193	4,397
Add: Other credit costs[2]	8,128	4,635	11,858	8,213	11,273
Add: Restructuring charges	8,577	7,716	809	3,484	(107)
Add: Visa indemnification charges	396	356	1,979	310	375
Add: Litigation settlement expenses[3]	-	-	12,349	463	-
Subtract: Investment securities gains, net	(1,331)	-	-	-	(725)
Subtract: Gain from Memphis transaction, net[4]	(5,789)	-	-	-	-
Adjusted Pre-tax, pre-credit costs income [1]	**$96,516**	**$98,941**	**$103,494**	**$99,591**	**$101,025**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) Amounts consist of litigation settlement expenses with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(4) Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

Portfolio Distribution by Type

($ in millions)	4Q09		4Q10		4Q11		4Q12		4Q13		4Q14		1Q15	
Investment Properties	$5,897	23.2%	$5,059	23.4%	$4,569	22.8%	$4,376	22.3%	$4,617	23.0%	$5,188	24.6%	$5,224	24.8%
Residential Properties	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,185	5.9	1,136	5.4	1,124	5.3
Land Acquisition	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	705	3.5	577	2.7	559	2.7
Total CRE	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,282**	**36.3%**	**$6,449**	**32.9%**	**$6,507**	**32.4%**	**$6,901**	**32.7%**	**$6,907**	**32.7%**
C&I	10,448	41.1	9,265	42.9	8,929	44.4	9,102	46.6	9,932	49.4	10,293	48.8	10,308	48.8
Retail	4,212	16.6	3,951	18.3	3,880	19.3	4,011	20.5	3,648	18.2	3,934	18.7	3,921	18.6
Total*	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,542**	**100.0%**	**$20,058**	**100.0%**	**$21,098**	**100.0%**	**$21,106**	**100.0%**

* Total loans excludes unearned income, which is not displayed on this table.

Improving Portfolio Risk Distribution

(dollars in millions)

Risk Category	4Q14	1Q15	1Q15 vs. 4Q14 Change
Passing Grades	$19,910	$20,004	$95
Special Mention	554	500	($54)
Substandard Accruing	436	408	($28)
Non-Performing Loans	198	194	($4)
Total	$21,098	$21,106	$9

Substandard Accruing Loans



(dollars in millions)
$500
$375
$250
$125
$0
$499
$242
$257
$484
$248
$236
$472
$242
$230
$436
$240
$196
$408
$223
$185
18% decline from 1Q14
1Q14
2Q14
3Q14
4Q14
1Q15
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 1Q15 Substandard Accruing Loans
21%
51%
5%
6%
17%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructuring

(dollars in millions)

Composition of 1Q15 Performing TDRs



Risk Categories:
Pass
24%
Special Mention
17%
Substandard
59%
Loan Type:
Retail
12%
Inv. Prop.
30%
C&I
30%
Land
10%
Resi. Prop.
18%

Accruing TDR Trends



$495
$444
$409
$348
$313
1Q14
2Q14
3Q14
4Q14
1Q15
Accruing TDRs

- Over 99% of performing TDRs are paid current; there are no 90-day past due performing TDRs
- 41% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 72% of performing TDRs are not residential or land-related

NPL Inflows by Portfolio Type

(dollars in millions)

	1Q14	2Q14	3Q14	4Q14	1Q15
Investment properties	$3	$2	$2	$1	$ -
Residential properties / Land-related	5	6	10	6	1
Commercial and industrial	15	17	12	18	17
Retail	12	9	9	8	8
Total	$35	$34	$33	$33	$26

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	4Q14	1Q15	1Q15
Investment properties	0.04	0.05	$5,224
1-4 family construction	-	0.11	153
1-4 family investment mortgage	0.55	0.47	801
Residential development	0.02	0.19	170
Residential properties	**0.40**	**0.38**	**1,124**
Land for future development	0.06	0.31	559
Total CRE	**0.10**	**0.13**	**6,907**
Commercial and industrial	0.18	0.27	10,308
Retail	0.66	0.53	3,921
Total*	**0.24**	**0.27**	**$21,106**

*Excludes unearned income of $29.4million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	3Q14		4Q14		1Q15	
Investment properties	$1	0.10%	$4	0.33%	($2)	(0.12%)
1-4 family properties	2	0.51	2	0.60	4	1.38
Land for future development	(1)	(0.39)	(1)	(0.59)	1	0.84
Total CRE	**2**	**0.13**	**5**	**0.30**	**3**	**0.21**
Commercial and industrial	6	0.24	7	0.27	3	0.12
Retail	4	0.42	4	0.42	6	0.6
Total net charge-offs	**$12**	**0.24**	**$16**	**0.31**	**$12**	**0.23**

Allowance for Loan Losses Coverage Trends

(dollars in millions)



1.82%
$352
1.71%
$335
1.62%
$319
1.53%
$308
1.49%
$301
1.36%
$278
1.31%
$269
1.24%
$261
1.20%
$253
98%
92%
92%
95%
100%
178%
176%
197%
198%
69%
69%
71%
74%
78%
107%
111%
132%
130%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures, continued

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total risk-weighted assets	22,404,099	22,702,108	22,817,378	23,431,450	24,008,822 [5]
Income before income taxes	$77,024	$73,950	$72,656	$78,928	$85,812
Add: Provision for losses on loans	9,511	12,284	3,843	8,193	4,397
Add: Other credit costs[1]	8,128	4,635	11,858	8,213	11,273
Add: Restructuring charges	8,577	7,716	809	3,484	(107)
Add: Visa indemnification charges	396	356	1,979	310	375
Add: Litigation settlement expenses[2]	-	-	12,349	463	-
Subtract: Investment securities gains, net	(1,331)	-	-	-	(725)
Subtract: Gain from Memphis transaction, net[3]	(5,789)	-	-	-	-
Adjusted Pre-tax, pre-credit costs income	$96,516	$98,941	$103,494	$99,591	$101,025
Adjusted Pre-tax, pre-credit costs income/RWA[4]	1.7%	1.7%	1.8%	1.7%	1.7% [5]

(in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total non-interest income	$70,182	$63,388	$63,985	$64,549	$65,854
Subtract: Investment securities gains, net	(1,331)	-	-	-	(725)
Subtract: Gain from Memphis transaction, net[1]	(5,789)	-	-	-	-
Adjusted non-interest income	$63,062	$63,388	$63,985	$64,549	$65,129

(in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total non-interest expense	$184,161	$182,205	$193,749	$184,883	$178,908
Other credit costs[1]	(8,128)	(4,635)	(11,858)	(8,213)	(11,273)
Restructuring charges	(8,577)	(7,716)	(809)	(3,484)	107
Visa indemnification charges	(396)	(356)	(1,979)	(310)	(375)
Litigation settlement expenses[2]	-	-	(12,349)	(463)	-
Adjusted non-interest expense	$167,060	$169,498	$166,754	$172,413	$167,367

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) Amounts consist of litigation settlement expenses with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(3) Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(4) Annualized
(5) Preliminary

Non-GAAP Financial Measures, continued

(in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total average deposits	$20,725,259	$20,863,706	$20,938,587	$21,336,007	$21,615,049
Average brokered deposits	(1,234,847)	(1,401,167)	(1,494,620)	(1,602,354)	(1,594,822)
Average core deposits	19,490,412	19,462,539	19,443,967	19,733,653	20,020,227
Average state, county, and municipal (SCM) deposits	(2,365,096)	(2,268,852)	(2,045,817)	(2,184,757)	(2,224,193)
Average core deposits excluding average state, county, and municipal deposits	$17,125,316	$17,193,687	$17,398,150	$17,548,896	$17,796,034

(in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total average non-interest bearing DDAs	$5,537,090	$5,824,592	$5,765,287	$6,110,047	$6,108,558
Average state, county, and municipal non-interest bearing DDAs	(685,070)	(654,228)	(743,145)	(794,852)	(734,177)
Average non-interest bearing DDA deposits excluding average state, county, and municipal non-interest bearing DDAs	$4,852,020	$5,170,364	$5,022,142	$5,315,195	$5,374,381

(in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total average money market deposits	$6,077,357	$6,044,138	$6,033,523	$6,009,897	$6,210,704
Average state, county, and municipal money market deposits	(444,170)	(371,538)	(397,480)	(356,343)	(415,800)
Average money market deposits excluding average state, county, and municipal money market deposits	$5,633,187	$5,672,600	$5,636,043	$5,653,554	$5,794,904

Non-GAAP Financial Measures, continued

(dollars in thousands)	1Q14	4Q14
Total shareholders' equity	$2,998,496	$3,041,271
Add/Subtract: Accumulated other comprehensive loss (income)	30,463	12,605
Subtract: Goodwill	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,883)	(1,265)
Subtract: Disallowed deferred tax assets	(579,537)	(492,199)
Add: Other items	7,682	7,644
Subtract: Series C Preferred Stock	(125,980)	(125,980)
Subtract: Qualified trust preferred securities	(10,000)	(10,000)
Tier 1 common equity	2,294,810	2,407,645
Risk weighted assets	22,404,099	23,431,497
Tier 1 common equity ratio	**10.24%**	**10.28%**

(dollars in thousands)	1Q14	2Q14	3Q14	4Q14	1Q15
Total assets	$26,435,426	$26,627,290	$26,519,110	$27,051,231	$27,633,784
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,883)	(1,678)	(1,471)	(1,265)	(1,061)
Tangible assets	$26,409,112	$26,601,181	$26,493,208	$27,025,535	$27,608,292
Total shareholders' equity	$2,998,496	$3,053,051	$3,076,545	$3,041,270	$3,030,635
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(1,883)	(1,678)	(1,471)	(1,265)	(1,061)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,846,202	$2,900,962	$2,924,663	$2,889,594	$2,879,163
Tangible common equity to tangible assets ratio	**10.78%**	**10.91%**	**11.04%**	**10.69%**	**10.43%**